After Recording Return to:
Thompson & Knight LLP
1722 Routh Street, Suite 1500
Dallas, Texas 75201
Attention: Mark M. Sloan

OMNIBUS MODIFICATION AND EXTENSION AGREEMENT

This OMNIBUS MODIFICATION AND EXTENSION AGREEMENT (this "Agreement") dated effective as of August 8, 2012 (the "Effective Date") by and between STRATUS PROPERTIES INC., a Delaware corporation ("Stratus"), STRATUS PROPERTIES OPERATING CO., L.P., a Delaware limited partnership ("SPOC"), CIRCLE C LAND, L.P., a Texas limited partnership ("Circle C"), and AUSTIN 290 PROPERTIES, INC., a Texas corporation ("Austin") (Stratus, SPOC, Circle C and Austin are sometimes referred to in this Agreement severally as "Borrower"), and COMERICA BANK ("Lender");

W I T N E S S E T H:

WHEREAS, Borrower has executed and delivered to Lender, inter alia,

1.	Relating to a loan (the “First Lien Loan”) in the original principal sum of $45,000,000.00

a.
that certain Revolving Promissory Note dated as of September 30, 2005, payable to the order of Lender in the original principal sum of $45,000,000.00, with interest and principal payable as therein provided, which note was amended by the Modification Agreements, as hereinafter defined (said note, as amended by the Modification Agreements, is herein called the "First Lien Note");

b.
that certain Loan Agreement dated of even date with the First Lien Note between Borrower, Calera Court, L.P., a Texas limited partnership (“Calera Court”) and Lender, which loan agreement was amended by the Modification Agreements (said loan agreement, as amended by the Modification Agreements, is herein called the "First Lien Loan Agreement");

c.
that certain Deed of Trust, Security Agreement and Assignment of Rents dated of even date with the First Lien Note from Stratus to Melinda Chausse, Trustee, securing the payment of the First Lien Note, covering certain real and personal property described therein, recorded under Clerk's File No. 2005183345 of the Real Property Records of Travis County, Texas, which deed of trust was amended by the Modification

Agreements (said deed of trust, as amended by the Modification Agreements, is herein called the "Stratus First Lien Deed of Trust");

d.
that certain Deed of Trust, Security Agreement and Assignment of Rents dated of even date with the First Lien Note from Circle C to Melinda Chausse, Trustee, securing the payment of the First Lien Note, covering certain real and personal property described therein, recorded under Clerk's File No. 2005183344 of the Real Property Records of Travis County, Texas, which deed of trust was amended by the Modification Agreements (said deed of trust, as amended by the Modification Agreements, is herein called the "Circle C First Lien Deed of Trust");

e.
that certain Deed of Trust, Security Agreement and Assignment of Rents dated of even date with the First Lien Note from SPOC to Melinda Chausse, Trustee, securing the payment of the First Lien Note, covering certain real and personal property described therein, recorded under Clerk's File No. 2005183343 of the Real Property Records of Travis County, Texas, which deed of trust was amended by the Modification Agreements (said deed of trust, as amended by the Modification Agreements, is herein called the "SPOC First Lien Deed of Trust");

f.
that certain Deed of Trust, Security Agreement and Assignment of Rents dated of even date with the First Lien Note from Austin to Melinda Chausse, Trustee, securing the payment of the First Lien Note, covering certain real and personal property described therein, recorded under Clerk's File No. 2005183347 of the Real Property Records of Travis County, Texas, which deed of trust was amended by the Modification Agreements (said deed of trust, as amended by the Modification Agreements, is herein called the "Austin First Lien Deed of Trust");

g.
that certain Deed of Trust, Security Agreement and Assignment of Rents dated of even date with the First Lien Note from Calera Court to Melinda Chausse, Trustee, securing the payment of the First Lien Note, covering certain real and personal property described therein, recorded under Clerk's File No. 2005183346 of the Real Property Records of Travis County, Texas, which deed of trust was amended by the Modification Agreements (said deed of trust, as amended by the Modification Agreements, is herein called the "Calera Court First Lien Deed of Trust");

h.
that certain Deed of Trust, Security Agreement and Assignment of Rents dated of even date with the First Lien Note from Oly Stratus Barton Creek I Joint Venture (“Stratus JV”) to Melinda Chausse, Trustee, securing the payment of the First Lien Note, covering certain real and personal property described therein, recorded under Clerk's File No. 2005183348 of the Real Property Records of Travis County, Texas, which deed of trust was amended by the Modification Agreements (said deed of trust, as amended by the modification Agreements, is herein called the "Stratus JV First lien Deed of Trust")

i.
Modification and Extension Agreement (the "First Modification") dated as of May 30, 2006, executed by and among Borrower, Calera Court, Stratus JV and Lender, and recorded under Clerk's File No. 2006140557 of the Real Property Records of Travis County, Texas,

j.
Second Modification and Extension Agreement (the "Second Modification") dated as of May 30, 2007, executed by and among Borrower, Calera Court, Stratus JV and Lender, and recorded under Clerk's File No. 2007139303 of the Real Property Records of Travis County, Texas,

k.
Third Modification and Extension Agreement (the "Third Modification") dated as of May 30, 2008, executed by and among Borrower, Calera Court, Stratus JV and Lender, and recorded under Clerk's File No. 2008122886 of the Real Property Records of Travis County, Texas,

l.
Fourth Modification and Extension Agreement (the “Fourth Modification”) dated as of March 31, 2010, executed by and among Borrower, Calera Court, and Lender, and recorded under Clerk's File No. 2008122886 of the Real Property Records of Travis County, Texas; and

m.
Omnibus Modification and Extension Agreement (the “Fifth Modification” and together with the First Modification, Second Modification, Third Modification and Fourth Modification, collectively, the “Modification Agreements”) dated as of May 30, 2012, executed by and between Borrower and Lender, and recorded under Clerk's File No. 2012083067 of the Real Property Records of Travis County, Texas.

2.	Relating to a loan (the “Second Lien Loan” and together with the First Lien Loan, collectively, the “Loan”) in the original principal sum of $5,000,000.00

a.
That certain Promissory Note dated as of September 30, 2011, payable to the order of Lender in the original principal sum of $5,000,000.00, with interest and principal payable as therein provided, which note was amended by the Fifth Modification (said note, as amended by the Fifth Modification, is herein called the "Second Lien Note" and together with the First Lien Note, collectively, the “Note”);

b.
that certain Loan Agreement dated of even date with the Second Lien Note between Borrower and Lender, which loan agreement was amended by the Fifth Modification (said loan agreement, as amended by the Fifth Modification, is herein called the "Second Lien Loan Agreement" and together with the First Lien Loan Agreement, collectively, the “Loan Agreement”);

c.
that certain Second Lien Deed of Trust, Security Agreement, Fixture Filing, and Assignment of Rents dated of even date with the Second Lien Note from Stratus to Joseph W. Sullivan, Trustee, securing the payment of the Second Lien Note, covering certain real and personal property described therein, recorded under Clerk's File No. 2011146088 of the Real Property Records of Travis County, Texas, which deed of trust was amended by the Fifth Modification (said deed of trust, as amended by the Fifth Modification, is herein called the "Stratus Second Lien Deed of Trust" and together with the Stratus First Lien Deed of Trust, collectively, the “Stratus Deed of Trust);

d.
that certain Second Lien Deed of Trust, Security Agreement, Fixture Filing and Assignment of Rents dated of even date with the Second Lien Note from Circle C to Joseph W. Sullivan, Trustee, securing the payment of the Second Lien Note, covering certain real and personal property described therein, recorded under Clerk's File No. 2011146085 of the Real Property Records of Travis County, Texas, which deed of trust was amended by the Fifth Modification (said deed of trust, as amended by the Fifth Modification, is herein called the "Circle C Second Lien Deed of Trust" and together with the Circle C First Lien Deed of Trust, collectively, the “Circle C Deed of Trust”);

e.
that certain Second Lien Deed of Trust, Security Agreement, Fixture Filing and Assignment of Rents dated of even date with the Second Lien Note from SPOC to Joseph W. Sullivan, Trustee, securing the payment of the Note, covering certain real and personal property described therein, recorded under Clerk's File No. 2011146086 of the Real Property Records of Travis County, Texas, which deed of trust was amended by the Fifth Modification (said deed of trust, as amended by the Fifth Modification, is herein called the "SPOC Second Lien Deed of Trust" and together with the SPOC First Lien Deed of Trust, collectively, the “SPOC Deed of Trust”);

f.
that certain Deed of Trust, Security Agreement, Fixture Filing and Assignment of Rents dated of even date with the Second Lien Note from Austin to Joseph W. Sullivan, Trustee, securing the payment of the Second Lien Note, covering certain real and personal property described therein, recorded under Clerk's File No. 2011146087 of the Real Property Records of Travis County, Texas, which deed of trust was amended by the Fifth Modification (said deed of trust, as amended by the Fifth Modification, is herein called the "Austin Second Lien Deed of Trust" and together with the Austin First Lien Deed of Trust, collectively, the “Austin Deed of Trust” and together with the Stratus Deed of Trust, the Circle C Deed of Trust, the SPOC Deed of Trust, the Calera Court First Lien Deed of Trust, and the Stratus JV First Lien Deed of Trust, each as may have been partially released by one or more recorded partial releases of lien executed by Lender, collectively, the “Deed of Trust”, and all of the property covered by the Deed of Trust that has not been released by recorded partial releases of lien executed by Lender is herein collectively called the “Mortgaged Property”); (the Note, Loan Agreement, Deed of Trust, Modification Agreements and all other documents executed by Borrower and/or any other party or parties evidencing or securing or otherwise in connection with the Loan evidenced by the Note being herein collectively called the "Loan Documents");

WHEREAS, the Note is due and payable on August 31, 2012, and Borrower has requested that Lender extend the term of the Note to November 30, 2012 and make certain other modifications to the Loan Documents, and Lender is willing to do so on the terms and conditions set forth below; and

WHEREAS, Lender is the owner and holder of the Note and Borrower is the owner of the legal and equitable title to the Mortgaged Property;

NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Defined Terms. Capitalized terms used but not defined in this Agreement shall have the meaning given to such capitalized terms in the Loan Agreement.

2.Extension of Maturity Date. The maturity date of the Note is hereby extended to November 30, 2012 (the "Maturity Date"), and the liens, security interests, assignments and other rights evidenced by the Loan Documents are hereby renewed and extended to secure payment of the Note as extended hereby. Without limiting the foregoing, the term "Maturity Date" as used in the Note, Loan Agreement and other Loan Documents are likewise amended to mean and refer to "November 30, 2012".

3.Payments. From and after the Effective Date, Borrower shall continue to make quarterly payments of principal in the amount of $500,000 under the Term Loan Tranche on the fifth (5th) date of each calendar quarter until the Maturity Date (i.e., on each September 5, December 5, March 5 and June 5). In addition to the foregoing quarterly payments of principal, Borrower shall continue to pay all accrued but unpaid interest (including without limitation, all interest accruing under any Base Rate Tranche and under any LIBOR Rate Tranche) on the fifth (5th) day of each calendar month until the Maturity Date. All outstanding principal and accrued but unpaid interest shall be due and payable in full on the Maturity Date.

4.Representations and Warranties. Borrower hereby represents and warrants that (a) Borrower is the sole legal and beneficial owner of the Mortgaged Property; (b) Borrower is duly organized and legally existing under the laws of the State of Texas; (c) the execution and delivery of, and performance under this Agreement are within Borrower's power and authority without the joinder or consent of any other party and have been duly authorized by all requisite action and are not in contravention of law or the powers of Borrower's articles of incorporation and bylaws; (d) this Agreement constitutes the legal, valid and binding obligations of Borrower enforceable in accordance with its terms; (e) the execution and delivery of this Agreement by Borrower do not contravene, result in a breach of or constitute a default under any deed of trust, loan agreement, indenture or other contract, agreement or undertaking to which Borrower is a party or by which Borrower or any of its properties may be bound (nor would such execution and delivery constitute such a default with the passage of time or the giving of notice or both) and do not violate or contravene any law, order, decree, rule or regulation to which Borrower is subject; and (f) to the best of Borrower's knowledge there exists no uncured default under any of the Loan Documents. Borrower agrees to indemnify and hold Lender harmless against any loss, claim, damage, liability or expense (including without limitation reasonable attorneys' fees) incurred as a result of any representation or warranty made by it herein proving to be untrue in any respect.

5.Further Assurances. Borrower, upon request from Lender, agrees to execute such other and further documents as may be reasonably necessary or appropriate to consummate the transactions contemplated herein or to perfect the liens and security interests intended to secure the payment of the loan evidenced by the Note.

6.Default; Remedies. If Borrower shall fail to keep or perform any of the covenants or agreements contained herein or if any statement, representation or warranty contained herein is false, misleading or erroneous in any material respect, Borrower shall be deemed to be in default under the Deed of Trust and Lender shall be entitled at its option to exercise any and all of the rights and remedies granted pursuant to the any of the Loan Documents or to which Lender may otherwise be entitled, whether at law or in equity.

7.Endorsement to Mortgagee Title Policy. Contemporaneously with the execution and delivery hereof, Borrower shall, at its sole cost and expense, obtain and deliver to Lender an Endorsement of the Mortgagee Title Policy insuring the lien of the Deed of Trust, under Procedural Rule P-9b(3) of the applicable title insurance rules and regulations, in form and content acceptable to Lender, stating that the company issuing said Mortgagee Title Policy will not claim that policy coverage has terminated or that policy coverage has been reduced, solely by reason of the execution of this Agreement.

8.Ratification of Loan Documents. Except as provided herein, the terms and provisions of the Loan Documents shall remain unchanged and shall remain in full force and effect. Any modification herein of any of the Loan Documents shall in no way adversely affect the security of the Deed of Trust and the other Loan Documents for the payment of the Note. The Loan Documents as modified and amended hereby are hereby ratified and confirmed in all respects. All liens, security interests, mortgages and assignments granted or created by or existing under the Loan Documents remain unchanged and continue, unabated, in full force and effect, to secure Borrower's obligation to repay the Note.

9.Liens Valid; No Offsets or Defenses. Borrower hereby acknowledges that the liens, security interests and assignments created and evidenced by the Loan Documents are valid and subsisting and further acknowledges and agrees that there are no offsets, claims or defenses to any of the Loan Documents.

10.Merger; No Prior Oral Agreements. This Agreement supersedes and merges all prior and contemporaneous promises, representations and agreements. No modification of this Agreement or any of the Loan Documents, or any waiver of rights under any of the foregoing, shall be effective unless made by supplemental agreement, in writing, executed by Lender and Borrower. Lender and Borrower further agree that this Agreement may not in any way be explained or supplemented by a prior, existing or future course of dealings between the parties or by any prior, existing, or future performance between the parties pursuant to this Agreement or otherwise.

11.Notices. Any notice or communication required or permitted hereunder or under any of the Loan Documents shall be given in writing and sent in the manner required under the Loan Agreement. Notwithstanding the foregoing, the address for notices to Lender under the Loan Documents is hereby amended to the following:

to Lender:        Comerica Bank
300 W. Sixth Street, Suite 1300
Austin, Texas 78701
Attention: Commercial Real Estate, Sterling J. Silver

With a copy to:    Thompson & Knight LLP
1722 Routh Street, Suite 1500
Dallas, Texas 75201-2533
Attention: Mark M. Sloan

15.    Costs and Expenses. Contemporaneously with the execution and delivery hereof, Borrower shall pay, or cause to be paid, all costs and expenses incident to the preparation hereof and the consummation of the transactions specified herein, including without limitation title insurance policy endorsement charges, recording fees and fees and expenses of legal counsel to Lender.

16.    Release of Lender. Borrower hereby releases, remises, acquits and forever discharges Lender, together with its employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (all of the foregoing hereinafter called the "Released Parties"), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, whether heretofore or hereafter accruing, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the Effective Date, and in any way directly or indirectly arising out of or in any way connected to this Agreement or any of the Loan Documents, or any of the transactions associated therewith, or the Mortgaged Property, including specifically but not limited to claims of usury.

17.    Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

18.    Severability. If any covenant, condition, or provision herein contained is held to be invalid by final judgment of any court of competent jurisdiction, the invalidity of such covenant, condition, or provision shall not in any way affect any other covenant, condition or provision herein contained.

19.    Time of the Essence. It is expressly agreed by the parties hereto that time is of the essence with respect to this Agreement.

20.    Representation by Counsel. The parties acknowledge and confirm that each of their respective attorneys have participated jointly in the review and revision of this Agreement and that it has not been written solely by counsel for one party. The parties hereto therefore stipulate and agree that the rule of construction to the effect that any ambiguities are to or may be resolved against the drafting party shall not be employed in the interpretation of this Agreement to favor either party against the other.

21.    Governing Law. This Agreement and the rights and duties of the parties hereunder shall be governed for all purposes by the law of the State of Texas and the law of the United States applicable to transactions within said State.

22.    Successors and Assigns. The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

23.    Notice of No Oral Agreements. Borrower and Lender hereby take notice of and agree to the following:

A.    PURSUANT TO SUBSECTION 26.02(b) OF THE TEXAS BUSINESS AND COMMERCE CODE, A LOAN AGREEMENT IN WHICH THE AMOUNT INVOLVED THEREIN EXCEEDS $50,000 IN VALUE IS NOT ENFORCEABLE UNLESS THE AGREEMENT IS IN WRITING AND SIGNED BY THE PARTY TO BE BOUND OR BY THAT PARTY'S AUTHORIZED REPRESENTATIVE.

B.    PURSUANT TO SUBSECTION 26.02(c) OF THE TEXAS BUSINESS AND COMMERCE CODE, THE RIGHTS AND OBLIGATIONS OF THE PARTIES TO THE LOAN DOCUMENTS SHALL BE DETERMINED SOLELY FROM THE LOAN DOCUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO THE LOAN DOCUMENTS.

C.    THE LOAN DOCUMENTS AND THIS AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR

SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES THERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement is executed on the respective dates of acknowledgement below but is effective as of the date first above written.

BORROWER:

STRATUS PROPERTIES INC.,
a Delaware corporation

By: /s/ Erin D. Pickens
Erin D. Pickens, Sr. Vice President

STRATUS PROPERTIES OPERATING CO., L.P., a Delaware limited partnership

By:	STRS L.L.C., a Delaware limited liability company, General Partner

By	Stratus Properties Inc., a Delaware corporation, Sole Member

By: /s/ Erin D. Pickens
Erin D. Pickens,
Sr. Vice President

CIRCLE C LAND, L.P.,
a Texas limited partnership

By:	Circle C GP, L.L.C., a Delaware limited liability company, General Partner

By	Stratus Properties Inc., a Delaware corporation, Sole Member

By: /s/ Erin D. Pickens
Erin D. Pickens,
Sr. Vice President

AUSTIN 290 PROPERTIES, INC.,
a Texas corporation

By: /s/ Erin D. Pickens
Erin D. Pickens, Sr. Vice President

[Signature Page - Omnibus Modification and Extension Agreement]

LENDER:

COMERICA BANK

By: /s/ Sterling J. Silver
Sterling J. Silver, Senior Vice President

[Signature Page - Omnibus Modification and Extension Agreement]

STATE OF TEXAS        §
§
COUNTY OF TRAVIS    §

This instrument was acknowledged before me on the __7__ day of August, 2012, by Erin D. Pickens, Sr. Vice President of Stratus Properties Inc., a Delaware corporation, on behalf of said corporation.

/s/ Brooke E. Browning
Notary Public, State of Texas
My Commission Expires: 7-1-14
Printed Name of Notary: Brooke Browning

STATE OF TEXAS        §
§
COUNTY OF TRAVIS    §

This instrument was acknowledged before me on the __7__ day of August, 2012, by Erin D. Pickens, Sr. Vice President of Stratus Properties Inc., a Delaware corporation, Sole Member of STRS L.L.C., a Delaware limited liability company, General Partner of Stratus Properties Operating Co., L.P., a Delaware limited partnership, on behalf of said corporation, limited liability company and limited partnership.

/s/ Brooke E. Browning
Notary Public, State of Texas
My Commission Expires: 7-1-14
Printed Name of Notary: Brooke Browning

STATE OF TEXAS        §
§
COUNTY OF TRAVIS    §

This instrument was acknowledged before me on the __7__ day of August, 2012, by Erin D. Pickens, Sr. Vice President of Stratus Properties Inc., a Delaware corporation, Sole Member of Circle C GP, L.L.C., a Delaware limited liability company, General Partner of Circle C Land, L.P., a Delaware limited partnership, on behalf of said corporation, limited liability company limited partnership.

/s/ Brooke E. Browning
Notary Public, State of Texas
My Commission Expires: 7-1-14
Printed Name of Notary: Brooke Browning

[Signature Page - Omnibus Modification and Extension Agreement]

STATE OF TEXAS        §
§
COUNTY OF TRAVIS    §

This instrument was acknowledged before me on the __7__ day of August, 2012, by Erin D. Pickens, Sr. Vice President of Austin 290 Properties Inc., a Delaware corporation, on behalf of said corporation.

/s/ Brooke E. Browning
Notary Public, State of Texas
My Commission Expires: 7-1-14
Printed Name of Notary: Brooke Browning

STATE OF TEXAS        §
§
COUNTY OF TRAVIS    §

This instrument was acknowledged before me on the __10_ day of August, 2012, by Sterling J. Silver, Senior Vice President of Comerica Bank, on behalf of said bank.

/s/ Sarah Hanes
Notary Public, State of Texas
My Commission Expires: 7-24-15
Printed Name of Notary: Sarah Hanes

[Signature Page - Omnibus Modification and Extension Agreement]

CONSENT OF TRACT 107, L.L.C.

The undersigned, Tract 107, L.L.C., a Texas limited liability company, hereby executes the Agreement to evidence its agreement to be bound by the extension of the Maturity Date, and confirms and agrees that all of its obligations under the Loan Documents applicable to it remain in full force and effect.

Executed on the date of acknowledgement below but effective as of August __7_, 2012.

TRACT 107, L.L.C.,
a Texas limited liability company

By: /s/ Erin D. Pickens
Erin D. Pickens, Sr. Vice President

STATE OF TEXAS            §
§
COUNTY OF TRAVIS        §

This instrument was acknowledged before me on the __7__ day of August, 2012, by Erin D. Pickens, Sr. Vice President of Tract 107, L.L.C., a Texas limited liability company, on behalf of said limited liability company.

/s/ Brooke E. Browning
Notary Public in and for the State of Texas

Brooke E. Browning
Printed/Typed Name of Notary
My Commission Expires:

_____7-1-14________________.

[Signature Page - Omnibus Modification and Extension Agreement]